Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($)		Sep. 30, 2025	Sep. 30, 2024
Schedule of Prepaid Expenses and Other Current Assets [Abstract]
Other receivable	[1]	$ 152,173	$ 181,309
Advance to suppliers	[2]	2,028,403	1,944,139
Prepayment for business acquisition	[3]	500,000
Tax recoverable		736,723	34,093
Prepaid expenses	[4]	153,753	165,488
Deferred offering costs		105,084
Prepaid expenses and other current assets		$ 3,676,136	$ 2,325,029

[1]	Other receivables primarily include advances to employees for business development, rental security deposit for the Company’s office lease and balances to be collected from third-party entities that do not relate to the Company’s normal sales activities.
[2]	Advance to suppliers consists of advances to suppliers for purchasing of raw materials that have not been received. As of September 30, 2025, the aging of approximately 39% of our advance to suppliers are within six months. The balance of advance to suppliers aged more than six months is expected to be utilized by June 2026.
[3]	The amount pertains to prepaid purchase consideration made for the acquisition of a subsidiary. The Company made a partial payment of the consideration during the year ended September 30, 2025. Due to the termination of the acquisition, the prepayment is expected to be refunded by June 2026.
[4]	Prepaid expenses primarily include prepaid marketing planning service fees and professional fees.